12
                                     SCHEDULE 14A
                          Information Required in Proxy Statement

                              SCHEDULE 14A INFORMATION
                          Proxy Statement Pursuant to Section 14(a)
                           of the Securities Exchange Act of 1934
                                   (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2)
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                            First Commerce Bancshares, Inc.
                               (Name of Registrant as Specified in its Charter)


                                      (Name of Person(s) Filing Proxy Statement
                                            if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X] $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
22(a)(2) of Schedule A. [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
         1)      Title of each class of securities to which transaction applies:
                  -------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:
                  -------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  -------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:
                  -------------------------------------------------------
[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
                  -----------------------------------
         2)       Form, Schedule or Registration No.:
                  -----------------------------------
         3)       Filing Party:
                  -----------------------------------
         4)       Date Filed:
                  -----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held April 20, 1999


     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of First Commerce Bancshares, Inc., a Nebraska corporation ("the Company"), will be held at the Country Club of Lincoln, 3200 South 24, Lincoln, Nebraska, on Tuesday, April 20, 1999, at 4:00 p.m.
for the following purposes:

     1. To elect three Class II directors of the Company, each to serve for a term of three years.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Holders of Class A and Class B Common Stock of record at the close of business on February 26, 1999, will be entitled to notice of the meeting; however, only holders of Class A Common Stock will be entitled to vote.

     The Board of Directors of the Company has authorized the solicitation of proxies by and on behalf of the Board of Directors. Information regarding the matters to be acted upon at the meeting is contained in the accompanying Proxy Statement.

     Unless you specify otherwise, the proxies will be voted for each of the proposals set forth above.

                       By Order of the Board of Directors


                       JAMES STUART, JR.

                       James Stuart, Jr.
                       Chairman and Chief Executive Officer

Lincoln, Nebraska
March 15, 1999

A copy of the audited Annual Report of the Company for the year ended December 31, 1998, is enclosed. Such report is not incorporated in the Proxy Statement and is not deemed a part of the proxy soliciting material.

If you hold Class A Voting stock, please sign and date the enclosed proxy and return it promptly in the enclosed envelope if you do not expect to be personally present and if you wish your stock to be voted. You may revoke your proxy for any reason at any time before it is voted.

                         FIRST COMMERCE BANCSHARES, INC.
                                   NBC CENTER
                             LINCOLN, NEBRASKA 68501
PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 20, 1999


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Commerce Bancshares, Inc. ("the Company") for use at the Annual Meeting of Shareholders of the Company to be held April 20, 1999, or at any adjournments of said meeting. The enclosed form of proxy, if executed, may nevertheless be revoked at any time insofar as it has not been exercised. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any directions noted thereon; or if no direction is indicated, it will be voted in favor of the proposals set forth in the notice attached hereto.

     The Company will bear the cost of solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of stock. In addition to the use of mails, proxies may be solicited by personal interview, by facsimile or by telephone. Copies of the Proxy Statement and proxy form will be first provided to shareholders on March 15, 1999.

                          VOTING SECURITIES OUTSTANDING

     As of February 26, 1999, the Company has outstanding 2,583,319 shares of Class A Common Stock. Each share of Class A Common Stock is entitled to one vote. Only holders of Class A Common Stock of record on February 26, 1999 will be entitled to vote at the Annual Meeting of Shareholders. A holder of Class A Common Stock is entitled to cumulate his or her votes in the election of directors and may give one or more candidates as many votes as the number of directors to be elected multiplied by the total number of shares owned by such shareholder. Under Nebraska law, there are no conditions precedent to the exercise of cumulative voting rights. On all other matters that may come before the meeting, each holder of Class A Common Stock will be entitled to one vote for each share owned.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                             PRINCIPAL SHAREHOLDERS

     James Stuart and members of his family (and partnerships and corporations owned or controlled by the Stuart Family) have filed a Schedule 13-D with the Securities and Exchange Commission ("the Commission") indicating that the Stuart Family may be a "group" as that term is defined by the Exchange Act and the regulations promulgated by the Commission pursuant thereto. A table showing the names of the persons and entities included within the group identified in this Proxy Statement as the "Stuart Family" and showing the number of shares of the Company owned of record on February 26, 1999, by each member of the group is set forth on Exhibit A to this Proxy Statement. As of February 26, 1999, the Stuart Family owned a total of 1,559,232 shares, or 60.3% of the Company's shares of Class A Common Stock entitled to vote at the Annual Meeting.

     No other person is known by the Company to own of record or beneficially as much as 5% of the Class A Common Stock of the Company.

                        1. ELECTION OF CLASS II DIRECTORS

     The Board of Directors of the Company is divided into three classes, designated Class I, Class II and Class III, serving staggered three year terms. The Company's Articles of Incorporation require that such classes be as nearly equal in number of directors as possible. The terms of the Company's three current Class II Directors, David T. Calhoun, John C. Osborne, and Scott Stuart, expire at the Annual Meeting.

     At the Annual Meeting, three Class II Directors are to be elected to serve three year terms ending in 2002 or until their respective successors are elected and qualified or their earlier death, resignation, or removal. Each of the three nominees presently serves as a Class II Director.

     The Board of Directors recommends that Stockholders vote "FOR" the Company's nominees as Class II Directors.

     Set forth below is information concerning the principal occupation or employment of each nominee for election as a Class II Director for the past five years, and the year each was first elected as a Director; similar information is included for all other members of the Board of Directors who will continue in office. The Company was organized in 1985 and acquired a controlling stock interest in Commerce Group, Inc., in 1985. Directors shown below elected prior to 1985 were Directors of Commerce Group, Inc., prior to the organization of the Company.

                            NOMINEES FOR ELECTION AS
                               CLASS II DIRECTORS

                              Term Expiring in 2002

     DAVID T. CALHOUN, Age 60. Mr. Calhoun has served as a Director of the Company since April of 1993. Mr. Calhoun is Chairman andChief Executive Officer of Jacob North Printing Company, a commercial printing firm in Lincoln, Nebraska.

     JOHN C. OSBORNE, Age 58. Mr. Osborne has served as a Director of the Com-pany since April of 1990. Mr. Osborne is the owner and President of Industrial Irrigation Services, Hastings, Nebraska, a wholesaler of engines for industrial and irrigation applications.

     SCOTT STUART, Age 52. Scott Stuart has served as a Director of the Company since 1978. Mr. Stuart served as the Manager of KJS, L.L.C., until the company was sold in February of 1999; the company operated outdoor advertising businesses in Lincoln and Omaha, Nebraska.

                           INCUMBENT CLASS I DIRECTORS

                              Term Expiring in 2001

     JOHN G. LOWE, III, Age 67. Mr. Lowe has served as a Director of the Com-pany since April of 1992. Mr. Lowe is the owner of Lowe Investment Co., an investment firm in Kearney, Nebraska.

     RICHARD C. SCHMOKER, Age 58. Mr. Schmoker has served as a Director of the Company since 1977. Mr. Schmoker is an attorney and a partner with the firm of Faegre & Benson, Minneapolis, Minnesota.

     WILLIAM CHARLES SCHMOKER, Age 32. Mr. Schmoker has served as a Director of the Company since April of 1997. Mr. Schmoker has served as an Assistant
Vice President for Norwest Investment Management, Inc. since January 1995. Prior to that time, Mr. Schmoker served as a Trust Officer for Norwest Bank Minnesota, N.A. since 1992.

     JAMES STUART, III, Age 35. Mr. Stuart has served as a Director of the Company since April of 1997. Mr. Stuart has served as Chairman and Chief Exe-cutive Officer of First Commerce Investors, a First Commerce wholly owned investment management subsidiary based in Lincoln, NE, since July 1996.
Prior to that date, Mr. Stuart served as an investment consultant officed in Chicago, IL. Mr. Stuart provided consulting services to the company and others.

                          INCUMBENT CLASS III DIRECTORS

                              Term Expiring in 2000

     CONNIE LAPASEOTES, Age 62. Mr. Lapaseotes has served as a Director of the Company since April of 1994. Mr. Lapaseotes serves as a General Partner in Lapaseotes Limited, Bridgeport, Nebraska. He is engaged in cattle feeding, ranching and farming.

     KENNETH W. STAAB, Age 57. Mr. Staab has served as a Director of the Com-pany since April of 1994. Mr. Staab is a franchisee of Pizza Hut and Wendy's
 Restaurants in Nebraska, a business he operates from offices in Grand Island, Nebraska.

     JAMES STUART, JR., Age 56. Mr. Stuart has served as a Director of the Company since 1975. Mr. Stuart has served as Chairman ofthe Board and Chief Executive Officer of the Company since January of 1988. Prior to that time he had served as President and Chief Executive Officer of the Company since May of 1985. Mr. Stuart also serves as Chairman and Chief Executive Officer of Na-tional Bank of Commerce Trust and Savings Association, Lincoln, Nebraska, a subsidiary of the Company, and as a Director of each of the Company's other sub-sidiary banks, except for the First National Bank of West Point, Nebraska.

     The following table sets forth information concerning the number of shares of Class A and Class B Common Stock of the Company beneficially owned as of February 26, 1999, by each director, and certain executive officers, individually, and by all directors and executive officers of the Company as a group:

                                    Number of                 Number
Name and Address                    Class A      Percent of   Class B           Percent of
of Beneficial Owner                 Shares (1)   Class (2)    Shares(1)         Class (3)
-------------------                 -----------  -----------  ---------         -----------

Stuart L. Bartruff                   1,050 (6)     *              2,950 (6)          *
Lincoln, Nebraska

David T. Calhoun                     1,122         *             10,225 (7)          0.1%
Lincoln, Nebraska

Mark Hansen                              0         *            2,230.4542 (8)       *
Lincoln, Nebraska

Brad Korell                            584         *            3,155.1917 (9)       *
Lincoln, Nebraska

Connie Lapaseotes                    1,000         *             34,778              0.3%
Bridgeport, Nebraska

John G. Lowe, III                      346         *              1,984              *
Kearney, Nebraska

John C. Osborne                      1,132 (5)     *              6,538 (5)          *
Hastings, Nebraska




                                    Number of                 Number
Name and Address                    Class A      Percent of   Class B           Percent of
of Beneficial Owner                 Shares (1)   Class (2)    Shares(1)         Class (3)
-------------------                 -----------  -----------  ---------         -----------

Richard C. Schmoker              1,559,232 (4)     60.3%      6,126,748.7904(4)     56.1%
Minneapolis, Minnesota

William C. Schmoker              1,559,232 (4)     60.3%      6,126,748.7904(4)     56.1%
Minneapolis, Minnesota

Kenneth W. Staab                       400         *              3,600              *
Grand Island, Nebraska

James Stuart, Jr.                1,559,232 (4)     60.3%      6,126,748.7904(4)     56.1%
Lincoln, Nebraska

James Stuart, III                1,559,232 (4)     60.3%      6,126,748.7904(4)     56.1%
Lincoln, Nebraska

Scott Stuart                     1,559,232 (4)     60.3%      6,126,748.7904(4)     56.1%
Lincoln, Nebraska

All Executive Officers and       1,564,866         60.6%      6,192,209.4363        56.6%
Directors (13 persons)

*Less than one percent.

(1) Unless otherwise noted, all shares were held with sole investment and voting power.

(2) Based upon the 2,583,319 shares of Class A Common Stock issued and out-standing and entitled to vote at the meeting.

(3) Based upon 10,928,951 shares of Class B Common Stock issued and outstand-ing.

(4) Includes 1,559,232 shares of Class A Common Stock and 6,126,748.7904 shares of Class B Common Stock owned by the Stuart
       Family.  (See Exhibit A)

(5) Includes 675 shares of Class A Common Stock and 5,350 shares of Class B Common Stock owned by Industrial Irrigation Services; and 200 shares of Class A Common Stock and 100 shares of Class B Common Stock owned by JPJ Limited Partnership, as to which shares Mr. Osborne shares in the investment and/or voting power.

(6) Includes 100 shares of Class A Common Stock and 400 shares of Class B Common Stock owned by Stuart Bartruff, Custodian Tyler James S. Bartruff; 100 shares of Class A Common Stock and 400 shares of Class B Common Stock owned by Stuart Bartruff, Custodian Blaine Bartruff; and 500 shares of Class B Common Stock owned by Jill Bartruff, as to which shares Mr. Bartruff shares in the investment and/or voting power.

(7) Includes 5,676 shares of Class B Common Stock owned by Leeco, Inc., as to shares which Mr. Calhoun shares in the investment and/or voting power.

(8) Includes 204.8238 shares of Class B Common Stock owned by Mark Hansen, Custodian Brian L. Hansen, 204.8238 shares of Class B Common Stock owned by Mark Hansen Custodian Catherine A. Hansen, and 1,412 shares of Class B Common Stock owned by Laurie A.
       Hansen, as to which shares Mr. Hansen shares in the investment and/or voting power.

(9) Includes 500 shares of Class A Common Stock and 3,121.4876 shares of Class B Common Stock owned by Dianna K. Korell, as to shares which Mr. Korell shares in the investment and/or voting power.

(10) All information is as of February 26, 1999.

     James Stuart, Jr. and Scott Stuart are brothers; Richard C. Schmoker is their brother-in-law. James Stuart, III, is the son of James Stuart, Jr., and William C. Schmoker is the son of Richard C. Schmoker.

Committees and Meetings

     The Board of Directors of the Company has four committees - the Audit Com-mittee, the Venture Capital Committee, the Compensation Committee, and the Loan Committee. The Audit Committee, which held 11 meetings in 1998, con-sists of five members, namely, Mr. Osborne, Mr. Staab, Mr. Stuart, III, Mr. W. Schmoker, and Mr. S. Stuart (ex officio/non voting). The Venture Ca-pital Committee, which held no meetings in 1998, consists of Mr. Stuart, Jr., Mr. S. Stuart, Mr. Stuart, III, and Mr. Calhoun. The Compensation Committee, which held three meetings in 1998, consists of four members, namely Mr. R. Schmoker, Mr. Calhoun, Mr. Osborne, and Mr. S. Stuart. The Loan Commit-tee, which held 18 meetings in 1998, consists of seven members, namely, Mr. Stuart, Jr., Mr. Stuart, III, Mr. S. Stuart, Mr. W. Schmoker, Mr. Staab, Mr. Osborne, and Mr. R. Schmoker.

     The function of the Audit Committee is to give additional assurance regarding the integrity of financial information used by the Board in making decisions and the integrity of financial information distributed to outsiders. The Audit Committee reviews the audit plan with the independent auditors, including the fees, reviews the annual report and results of the examination, reviews the internal audit function, assists in the selection of independent auditors, and provides a communication link between the auditors and the Board of Directors.

     The purpose of the Venture Capital Committee is to review venture capital proposals and make recommendations to the Board of Directors.

     The Compensation Committee recommends salary levels for the executive officers of the Company.

     The Loan Committee serves as an oversight and approval authority for all Company banks in the granting of credit for loans with an allocation exceeding $7,000,000. The Committee serves to review loans that represent the greatest exposure to the Company in terms of dollar volume.

     The Board of Directors of the Company held twelve meetings in 1998. No director was absent from more than twenty-five percent of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees on which he served.


Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers, directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to beneficial ownership of the Company's equity securities. Based solely on its review of the Section 16 Reports furnished to the Company by its Reporting Persons and, where applicable, any written representations by any of them that no Form 5 was required, all Section 16(a) filing requirements applicable to the Company's Reporting Persons during and with respect to 1998 have been complied with on a timely basis.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries, to or on behalf of the Company's chief executive officer and each of the three other most highly compensated executive officers of the Company whose compensation exceeded $100,000 (determined as of the end of the last fiscal year) for the fiscal years ended December 31, 1995, 1996 and 1997:

                           SUMMARY COMPENSATION TABLE
                                                                                  All Other
                                   Annual Compensation                          Compensation(1)
     Name and
Principal Position         Year             Salary            Bonus

James Stuart, Jr.
  Chairman and              1998             $305,000          $120,000               $39,350
  Chief Executive           1997              305,000           110,000                39,720
  Officer                   1996              300,000           100,000                41,400




                                                                                  All Other
                                   Annual Compensation                          Compensation(1)
     Name and
Principal Position         Year             Salary            Bonus

Brad Korell
  President,                1998             $210,000           $85,406(2)            $28,890
  National Bank             1997              205,000            80,406(2)             29,175
  of Commerce               1996              195,000            65,406(2)             31,025
  Trust & Savings
  Association

Stuart L. Bartruff
  Exec Vice President       1998             $155,000           $44,294(2)            $19,850
  and Secretary             1997              150,000            39,294(2)             18,300
                            1996              140,000            34,294(2)             19,160

Mark Hansen
  Exec. Vice President      1998             $155,000           $54,731(2)            $21,245
  and Sr. Lending           1997              150,000            49,731(2)             20,550
  Officer, National         1996              140,000            49,731(2)             22,211
  Bank of Commerce

       (1) These amounts reported for 1998, 1997, and 1996, respectively, include contributions to the Company's (i) Defined Contribution Pension Plan - Mr. Stuart, Jr., $8,500, $8,500, and $7,950; Mr. Korell, $8,500,
       $8,500, and $7,950; Mr. Bartruff,  $8,225, $7,950, and $7,400; Mr. Hansen
       $8,225, $7,950, and $7,400; (ii) Profit Sharing and Thrift Plan - Mr. Stuart, Jr., $12,500, $10,925, and $13,300; Mr. Korell, $14,000, $13,300,
       and $16,750;  Mr. Bartruff,  $11,625,  $10,350,  and $11,760; Mr. Hansen,
       $13,020, $12,600, and $14,811; and (iii) Supplemental Executive Retirement Plan - Mr. Stuart, Jr., $18,350, $20,295, and $20,150; Mr.
       Korell, $6,390, $7,375, and $6,325.

       (2) These amounts include the Company's contribution to a Deferred Compensation Plan for the individual named.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

     The following report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Compensation Committee of the Company, and also the Compensation Committee of the Company's Subsidiary Bank, National Bank of Commerce Trust and Savings Association, is comprised of four members, David T. Calhoun, John C. Osborne, Richard Schmoker, and Scott Stuart. Each member of the Compensation Committee is a non-employee director. Decisions on the compensation of the Company's executives (including executives of the Company's Subsidiary Bank) are based on recommendations of the Compensation Committee and are reviewed and approved by the full Board.

     The Compensation Committee's executive compensation policies are designed to provide competitive compensation levels for the Company's chief executive officer and other highly compensated officers of the Company and its Subsidiary Bank. Significant consideration is given to the following criteria in determining appropriate levels of compensation:

     o Earnings and growth performance of the Company, both short and long term, as compared to peer group and industry averages. o Comparability of compensation packages with companies of similar size and complexity.
     o General skill level and leadership ability of officers.
     o Longevity, loyalty, integrity, commitment to excellence and long term success of the Company.

     At present, the executive compensation program is comprised of salary, annual cash bonus, and certain qualified plans, including a Defined Contribution Pension Plan, a Profit Sharing and Thrift Plan, and a Supplemental Executive Retirement Plan. Certain of the executive officers (i.e., Messrs. Korell, Hansen, and Bartruff) are provided a non-qualified deferred compensation plan designed to enhance long term commitment to the Company.

     Salaries for the 1998 year were set in December 1997 and cash bonuses were awarded to the executive officers in December 1998. The Company's total cash compensation to its executive officers, i.e., the total of the salary plus cash bonus was based both on objective and subjective performance criteria. Objective factors reviewed by the Compensation Committee included a comparison of the Company's growth and profits over the last three years as compared to peer group and industry standards. Significant consideration was also given to the increase in the Company's stock price during the time period of 1987 through 1998. The foregoing objective factors are not included in a mathematical formula; rather, such factors are considered by the Compensation Committee together with subjective performance criteria in arriving at a recommended total cash compensation package for each officer. Subjective performance criteria encompass evaluation of each officer's initiative and contribution to overall corporate performance, the officer's managerial ability, and the officer's performance in any special projects that the officer may have undertaken. Although the Board in 1986 directed the President to investigate and recommend to the Board an incentive plan for key employees of the Company and its subsidiaries which would be either a stock bonus plan or a stock option plan, the Committee does not believe that such an incentive plan is necessary for the Company's chief executive officer. The Committee believes that James Stuart, Jr.'s significant ownership in the Company provides sufficient incentive. In 1993, the Company did adopt deferred compensation plans for Messrs. Korell, Hansen, and Bartruff, which plans will provide benefits to these officers if they continue to work for the Company for ten years or more.

     The only component of compensation of the executive officers, including Mr. Stuart, Jr., that is specifically and mathematically tied to objective performance criteria is the Company's contribution to the Profit Sharing and Thrift Plan. All salaried employees of the Company and its subsidiaries who have completed at least six months of service and who agree to contribute a percentage of their compensation to the Plan are participants in the Plan. Employees may elect to contribute up to 12% of salary. The Company's contribution is based on a percentage of the employee's contribution, depending upon the Company's profitability as a percentage of budgeted profitability.

DAVID T. CALHOUN     JOHN C. OSBORNE     RICHARD C. SCHMOKER     SCOTT STUART

Stock Price Performance Graph

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The graph below compares cumulative total return of the Company, the SNL Midwest Bank Index, All NASDAQ US Stocks, and the SNL Bank Index.

                                                         FIRST COMMERCE BANCSHARES, INC.

                                                             Stock Price Performance


                                                           Period Ending
                                    ------------------------------------------------------------------------
Index                               12/31/93     12/31/94     12/31/95    12/31/96    12/31/97      12/31/98
------------------------------------------------------------------------------------------------------------
First Commerce Bancshares, Inc.       100.00        107.91      132.41       177.28      196.40       179.97
NASDAQ - Total U. S.                  100.00         97.75      138.26       170.01      208.58       293.21
SNL Bank Index                        100.00         97.73      152.16       212.31      321.73       348.02
SNL Midwest Bank Index                100.00         96.65      142.82       194.30      315.04       335.09






NOTE:  Assumes  $100  invested on 12/31/93.  Total  return  assumes  reinvestment  of  dividends.  Figures are for  illustration only.
Source of Information:  SNL Securities LC


Certain Transactions

     During the course of the year, the Company's subsidiaries had, and intend to continue to have, banking transactions in the ordinary course of their business with their directors, some of whom are also directors of the Company and their associates. Such transactions, including loans, checking and savings accounts, were made in the ordinary course of business, were made on comparable credit terms, with similar interest rates and collateral as those prevailing at the time for other customers of the banks, and did not involve more than the normal risk of collectibility or present other unfavorable features.

Director Compensation

     Directors who are not employees of the Company or one of its subsidiaries received fees of $250.00 per month and $100 for each Audit Committee meeting attended in 1998. In January of 1999, Directors were paid a bonus of $1,500.00.

     James Stuart, III, a director of the Company, is an employee of First Com-merce Investors, Inc. , a wholly-owned subsidiary of the Company. Mr. Stuart was paid a total of $83,650 in the form of salary and bonus during the year 1998.

                              INDEPENDENT AUDITORS

     Deloitte & Touche, certified public accountants, served as auditors for the year 1998. It is anticipated that representatives of the firm will be present at the Annual Shareholders Meeting and will be provided the opportunity to make a statement, if they so desire, and it is expected that such representatives will be available to answer appropriate questions presented by any shareholder.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters, discretionary authority to so do being included in each proxy.

                        PROPOSALS FOR 2000 ANNUAL MEETING

     Although the date for the Annual Stockholders meeting to be held in 2000 has not been set, the rules adopted by the Securities and Exchange Commission require that this statement disclose the date by which shareholders proposals must be received by the Company in order to be included in next year's Proxy Statement. According to those rules, a shareholder's proposal should be received by the Company at its office in the NBC Center, Lincoln, Nebraska, on or before November 12, 1999.

By Order of the Board of Directors

JAMES STUART, JR.

James Stuart, Jr.
Chairman and Chief Executive Officer